SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No . )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

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Eaton Vance Mutual Funds Trust

(Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:
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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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[ ] Fee paid previously with preliminary materials.
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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:
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(2) Form, Schedule or Registration Statement no.:
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EATON VANCE DIVERSIFIED INCOME FUND
EATON VANCE EMERGING MARKETS LOCAL INCOME FUND
EATON VANCE GLOBAL MACRO ABSOLUTE RETURN FUND
EATON VANCE INTERNATIONAL INCOME FUND
EATON VANCE STRATEGIC INCOME FUND
EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND
(collectively, the “Funds”)
Two International Place
Boston, Massachusetts 02110

September 3, 2009

Dear Shareholder:

     We cordially invite you to attend a joint Special Meeting of Shareholders of the Funds on September 25, 2009. At the meeting, the shareholders of each Fund will consider a proposal to approve an amendment to its fundamental investment policies to permit the Fund to invest in all types of commodities, commodities contracts and commodities related investments to the extent permitted by law. This amendment is intended to allow the Funds’ portfolio managers the flexibility to gain exposure to commodities as appropriate to a Fund’s overall investment strategy. Because each Fund’s commodities investment policy is considered fundamental under federal securities laws, revising the policy requires shareholder approval.

     We realize that most shareholders will not be able to attend the meeting and vote their shares in person. However, the Funds do need your vote. You can vote by mail, telephone, or over the Internet, as explained in the enclosed material. If you later decide to attend the meeting, you may revoke your proxy and vote your shares in person. By voting promptly, you can help the Funds avoid the expense of additional mailings.

     If you would like additional information concerning this proposal, please call one of our service representatives at 1-800-262-1122 Monday through Friday between 8:00 a.m. and 6:00 p.m. (Eastern Time). Your participation in this vote is extremely important.

YOUR VOTE IS IMPORTANT – PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE OR VOTE BY TELEPHONE OR OVER THE INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. YOUR VOTE IS IMPORTANT WHETHER YOU OWN A FEW SHARES OR MANY SHARES.

EATON VANCE DIVERSIFIED INCOME FUND
EATON VANCE EMERGING MARKETS LOCAL INCOME FUND
EATON VANCE GLOBAL MACRO ABSOLUTE RETURN FUND
EATON VANCE INTERNATIONAL INCOME FUND
EATON VANCE STRATEGIC INCOME FUND
EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND
(collectively, the “Funds”)
Two International Place
Boston, Massachusetts 02110

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

Important Notice Regarding the Availability of Proxy Materials for the joint Special Meeting of Shareholders to be Held on Friday, September 25, 2009: The Notice of joint Special Meeting of Shareholders, Proxy Statement and Proxy Cards are available on the Eaton Vance website at www.eatonvance.com, by selecting "Individual Investors/Investor Resources."

     A joint Special Meeting of Shareholders of the Funds will be held at the principal office of the Funds, Two International Place, Boston, Massachusetts 02110, on Friday, September 25, 2009 at 4:00 p.m. (Eastern Time) for the following purposes:

1.	To consider and act upon an amendment to each Fund’s existing fundamental investment restriction regarding the purchase or sale of physical commodities and commodities contracts to provide that the Fund may invest in all types of commodities, commodities contracts and commodities related investments to the extent permitted by law.
2.	To consider and act upon any other matters which may properly come before the meeting and any adjourned or postponed session thereof.

       The proposal is discussed in greater detail in the following pages.

     The meeting is called pursuant to the By-Laws applicable to the Funds. The Boards of Trustees have fixed the close of business on July 24, 2009 as the record date for the determination of the shareholders of the Funds entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

September 3, 2009 Boston, Massachusetts

IMPORTANT

Shareholders can help the Funds avoid the necessity and additional expense of further solicitations, which may be necessary to obtain a quorum, by promptly returning the enclosed proxy or voting by telephone or over the Internet. The enclosed addressed envelope requires no postage if mailed in the United States and is included for your convenience.

EATON VANCE DIVERSIFIED INCOME FUND
EATON VANCE EMERGING MARKETS LOCAL INCOME FUND
EATON VANCE GLOBAL MACRO ABSOLUTE RETURN FUND
EATON VANCE INTERNATIONAL INCOME FUND
EATON VANCE STRATEGIC INCOME FUND
EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND
(collectively, the “Funds”)
Two International Place
Boston, Massachusetts 02110

PROXY STATEMENT

     A proxy is enclosed with the foregoing Notice of a joint Special Meeting of the Funds to be held on September 25, 2009 at 4:00 P.M. (Eastern Time) at Two International Place, Boston, MA 02110 for the benefit of shareholders who wish to vote, but do not expect to be present at the meeting. Shareholders may also vote by telephone or over the Internet. The proxy is solicited on behalf of the Boards of Trustees of the Funds. A written, telephonic or internet proxy is revocable by the person giving it prior to exercise by a signed writing filed with the Funds’ proxy tabulator, The Altman Group, Inc., 60 East 42nd Street, Suite 405, New York, NY 10165, by executing and delivering a later dated proxy, by the receipt of a subsequent telephonic or internet proxy, or by attending the meeting and voting the shares in person. If you attend the meeting in person, please be prepared to present photo identification. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as proxies, or any of them, to vote in favor of each matter. This proxy and accompanying material is initially being mailed to shareholders on or about September 4, 2009. Supplementary solicitations may be made by mail, telephone, facsimile or electronic means.

     The Trustees have fixed the close of business on July 24, 2009 as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments or postponements thereof. Shareholders at the close of business on the record date will be entitled to one vote for each share held. The number of shares outstanding on July 24, 2009 were as follows:

Funds	Shares Outstanding
Eaton Vance Diversified Income Fund	35,255,070	(Class A, B and C Shares)
Eaton Vance Emerging Markets Local	268,128	(Class A Shares)
Income Fund
Eaton Vance Global Macro Absolute	11,161,605	(Class A and I Shares)
Return Fund
Eaton Vance International Income Fund	441,032	(Class A Shares)
Eaton Vance Strategic Income Fund	259,434,882	(Class A, B, C and I Shares)
Eaton Vance Short Duration Diversified	18,886,268	(Common Shares of beneficial interest, $0.01 par
Income Fund		value per share)

     The persons who held of record more than 5% of the outstanding shares of any class of shares of each Fund as of July 24, 2009 are set forth in Exhibit A. To the knowledge of the Funds, no other person owns (of record or beneficially) 5% or more of the outstanding shares of any class of shares of the Funds. Other than Mark S. Venezia, Vice President and portfolio manager of Eaton Vance Emerging Markets Local Income Fund who owns 12.4% of such Fund, the Trustees and executive officers of the Funds individually and as a group own beneficially less than 1% of the outstanding shares of each Fund as of July 24, 2009. Shareholders of all classes of shares of each Fund will vote together as a single class; however, each Fund’s shareholders will vote separately for that Fund.

     The Trustees know of no business that will be presented for consideration at the meeting other than as described in Proposal 1 of the Notice of Meeting. If any other matters are properly presented, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

     Eaton Vance Emerging Markets Local Income Fund, Eaton Vance Global Macro Absolute Return Fund and Eaton Vance International Income Fund are “feeder funds” in a master-feeder structure and seek to achieve their objective by investing in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund (“Portfolios”). Eaton Vance Diversified Income Fund and Eaton Vance Strategic Income Fund operate in a “fund of funds” structure and seek to achieve their objective by investing in one or more open-end management investment companies in the Eaton Vance fund complex. Each of the foregoing Funds also may invest directly in securities and other instruments to gain exposure to sectors of the market the investment adviser believes may not be represented or are underrepresented in the Portfolio(s), to hedge certain Portfolio exposures and/or to otherwise manage the exposures of the Fund. Eaton Vance Short Duration Diversified Income Fund is a closed-end fund listed on the New York Stock Exchange (NYSE) under the symbol EVG. It does not currently invest in other investment companies, although it may as part of its investment policies. Listed below are the Funds and the Portfolio(s) in which they invest.

Fund[1]	Portfolio(s) in which Fund invests[2]

Eaton Vance Emerging Markets Local Income Fund	Emerging Markets Local Income Portfolio

Eaton Vance Global Macro Absolute Return Fund	Global Macro Portfolio

Eaton Vance International Income Fund	International Income Portfolio

Eaton Vance Diversified Income Fund	One or more of the following:
Emerging Markets Local Income Portfolio
Global Macro Portfolio
International Income Portfolio
Boston Income Portfolio
Cash Management Portfolio
Floating Rate Portfolio
High Income Opportunities Portfolio
Government Obligations Portfolio
Investment Grade Income Portfolio
Investment Portfolio
Multi-Sector Portfolio

Eaton Vance Strategic Income Fund	One or more of the following:
Emerging Markets Local Income Portfolio
Global Macro Portfolio
International Income Portfolio
Boston Income Portfolio
Floating Rate Portfolio
High Income Opportunities Portfolio
Investment Grade Income Portfolio
Investment Portfolio

1	The investment adviser to each Fund is Eaton Vance Management (“EVM”).
2	The investment adviser to each Portfolio is Boston Management and Research (“BMR”). EVM and BMR are referred to collectively as the “investment advisers”.

     Emerging Markets Local Income Portfolio, Global Macro Portfolio and International Income Portfolio (the “Global Portfolios”) are proposing to change their investment restriction relating to commodities investing in the same manner as the Funds (see Exhibit B). When voting on such proposal, each Fund that invests in any of the Global Portfolios as of the record date for such Portfolio’s interest holder meeting, will vote its interest in the Global Portfolio(s) for or against such proposal in the same proportion as the instructions from the Fund’s shareholders to vote for or against Proposal 1. If a sufficient number of votes in favor of amending a Global Portfolio’s policy are received, such policy will be amended.

     The Funds have previously sent their respective Annual Reports and Semiannual Reports to their shareholders. The Funds will furnish without charge a copy of their most recent Annual Report and the most recent Semiannual Report to any shareholder upon request. Shareholders desiring to obtain a copy of such reports should: (i) access them on Eaton Vance’s website at www.eatonvance.com; (ii) write to their respective Fund c/o Eaton Vance Management, Two International Place, Boston, MA 02110, Attn: Proxy Coordinator, Mutual Fund Operations, or (iii) call 1-800-262-1122 Monday through Friday between 8:00 a.m. and 6:00 p.m. (Eastern Time).

PROPOSAL 1. Amend the Policy Regarding Commodity Investments

     An investment company is required to designate certain policies and may elect to designate other policies as policies that may be changed only by a shareholder vote. These policies are often referred to as “fundamental” policies. Each Fund currently has a fundamental policy that prohibits it from purchasing or selling physical commodities or entering contracts for the purchase or sale of physical commodities, provided that most Funds may enter into futures and forward contracts on currency, securities, economic and other indices and may purchase and sell options on such futures contracts. As described in more detail below, each Fund is proposing a change to the foregoing policy to provide that it may invest in commodities and commodities contracts of all types and kinds (including without limitation futures contracts, options on futures contracts and other commodities related-investments) to the extent permitted by law. Please see the attached Exhibit B for a statement of each Fund’s current policy regarding commodity investments compared to the proposed amended policy.

     Reason for the Proposal. Commodities play an important role in the global economy and have a significant impact on many of the countries in which the Funds and the Global Portfolios invest. As noted above, under an existing investment restriction the Funds and Global Portfolios are unable to gain direct exposure to commodities or commodities markets. The investment advisers believe commodities investments could benefit a Fund or Global Portfolio by providing exposures to commodities as appropriate to a Fund’s overall investment strategy. Because the economies of some countries and global economic trends in general move with certain commodity prices, commodities investments could be employed by the Funds and the Global Portfolios to hedge a position in a commodity producing country or to attempt to position a Fund or Global Portfolio to benefit from certain global economic trends. Commodities investments also could be used for non-hedging purposes, such as to gain exposure to a particular type of commodity or commodity market. If Proposal 1 is approved, the Funds may transact in commodities, commodities contracts and commodities related investments (including but not limited to the following), as well as any other such investments permitted by law and disclosed in the prospectus:

  Commodity futures or options thereon (investments in contracts for the future purchase or sale of commodities);
  Commodity exchange-traded funds (exchange-traded funds (ETFs) that track the price of a single commodity, such as gold or oil, or a basket of commodities);
  Total return swaps based on a commodity index (permitting one party to receive/pay the total return on a commodity index against payment/receipt of an agreed upon spread/interest rate);
  Commodity-linked notes (providing a return based on a formula referenced to a commodity index);
  Commodity exchange-traded notes (non-interest paying debt instruments whose price fluctuates (by contractual commitment) with an underlying commodities index); and
  Sovereign issued oil warrants (a sovereign obligation the coupon on which is contingent on the price of oil).

     Tax Considerations. To qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, 90% of a Fund’s income must be from certain qualified sources. Direct investment in many commodities investments generates income that is not from a qualified source for purposes of meeting this 90% test. Absent a revenue ruling or other guidance from the Internal Revenue Service (“IRS”), the Funds intend to seek a private letter ruling from the IRS that income (i) from commodity-linked notes or (ii) earned by a Fund (or allocated to a Fund from a Global Portfolio) from the ownership of one or more offshore subsidiaries that hold commodities or commodities-related investments is income from a qualified source for purposes of the 90% test. If the requested ruling is received, each Fund and Global Portfolio may then establish one or more wholly-owned offshore subsidiaries (expected to be organized in the Cayman Islands) through which it may conduct a significant portion of its commodities investing activities. All income or net capital gain allocated to a Fund from such a subsidiary would be treated as ordinary income to the Fund. The subsidiary would be advised by EVM, or an affiliate thereof, and would be managed in a manner consistent with the relevant Fund or Global Portfolio’s investment objective.

     Associated Risks. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and health, political, international and regulatory developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject a Fund to greater volatility than investments in traditional securities. No active trading market may exist for certain commodities investments, which may impair the ability of a Fund or Global Portfolio to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments (such as total return swaps and commodity-linked notes) are subject to the risk that the counterparty to the instrument will not perform or be unable to perform in accordance with the terms of the instrument. An offshore subsidiary is not subject to U.S. laws (including securities laws) and their protections. An offshore subsidiary will be subject to the laws of a foreign jurisdiction, which can be effected by developments in that jurisdiction.

     The investment advisers believe that the amendment to remove the restriction on investing in commodities investments will provide the portfolio managers with additional flexibility in managing the Funds and enhance their ability to achieve the Funds’ investment goals subject to the risks described above. The Trustees have considered the factors described above and as noted below recommend that Fund shareholders vote for the revised fundamental investment restriction. Although the revised policy will permit the Funds to purchase or sell commodities investments as permitted by law, a Fund may choose not to do so.

Required Vote for Proposal 1

     This amendment to each Fund’s fundamental investment policy requires the approval of a “majority of the outstanding voting securities” of that Fund, which term as used in this Proxy Statement means the vote of the lesser of (a) 67% of the shares of the Fund present at the meeting if holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy at the meeting; or (b) more than 50% of the outstanding shares of the Fund.

     The shareholders of each Fund will vote separately to approve or disapprove the change in the fundamental investment restriction described in Exhibit B. Approval of the change by shareholders of any other Fund is not required for a Fund to make the change to its fundamental investment restriction, and if one or more of the Funds does not receive shareholder approval for the change, the change will nonetheless be effective for those of the Funds that do receive shareholder approval. If shareholders of a Fund do not approve Proposal 1, its current fundamental investment restriction described in Exhibit B will remain the same and the Trustees may consider other options.

Each Fund’s Trustees recommend that Fund shareholders vote FOR the revised fundamental investment restriction described in this Proposal.

NOTICE TO BANKS AND BROKER/DEALERS

     The Funds have previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please forward such requests to Eaton Vance Management, Two International Place, Boston, MA 02110, Attn: Proxy Coordinator, Mutual Fund Operations.

ADDITIONAL INFORMATION

Investment Adviser, Administrator and Underwriter

     EVM serves as the administrator of each Fund, providing the Fund with administrative services and related office facilities. EVM also serves as investment adviser to each Fund. Boston Management and Research (“BMR”), a subsidiary of Eaton Vance, serves as investment adviser to each Portfolio. Eaton Vance Distributors, Inc. (“EVD”) acts as the principal underwriter for the Funds (other than Eaton Vance Short Duration Diversified Income Fund) and as placement agent for the Portfolios. The business address of EVM, BMR and EVD is Two International Place, Boston, Massachusetts 02110.

Proxy Solicitation and Tabulation

     The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Trustees will be borne by the Funds, collectively, on a pro rata basis. Proxies will be solicited by mail and may be solicited in person or by telephone, facsimile or other electronic means by Fund officers, by personnel of Eaton Vance, by each Fund’s transfer agent, PNC Global Investment Servicing (“PNC”) or, for Eaton Vance Short Duration Diversified Income Fund, American Stock Transfer & Trust Company (“AST”), by broker-dealer firms or by a professional solicitation organization. The Funds have retained The Altman Group to assist in the solicitation of proxies, for which the Funds will pay an estimated fee of approximately $250,000 (including tabulation) plus out-of-pocket expenses to be allocated to the Funds pro rata. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by Fund officers, by Eaton Vance personnel, by the transfer agents, by broker-dealer firms or by The Altman Group, in person, or by telephone, by facsimile or other electronic means, will be borne by the Funds. A written proxy may be delivered to the Funds prior to the meeting by facsimile machine, graphic communication equipment or other electronic transmission. The Funds will reimburse banks, broker-dealer firms, and other entities or persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total proxy costs are estimated to be approximately $300,000.

     Shareholders may also choose to cast their proxy votes through the Internet or by telephone using automated telephonic voting rather than return their proxy cards. Please see the proxy card for details. The Funds may arrange for Eaton Vance, its affiliates or agents to contact shareholders who have not returned their proxy cards and offer to have votes recorded by telephone. If the Funds record votes over the Internet or by telephone, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. If the enclosed proxy card is executed and returned, or an Internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by a Fund, by the execution of a later-dated proxy card, by a Fund’s receipt of a subsequent valid Internet or telephonic vote, or by attending the meeting and voting in person.

     All proxy cards solicited by the Boards of Trustees that are properly executed and telephone and Internet votes that are properly delivered and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card with respect to Proposal 1, it will be voted FOR the matters specified on the proxy card. With respect to Fund shares held in Eaton Vance individual retirement accounts, undirected shares will be voted by Eaton Vance or an affiliate in the same proportion as shares of the Fund for which instructions were received. For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the meeting, abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. Accordingly, abstentions and broker non-votes will assist a Fund in obtaining a quorum, but may have the effect of a “no” vote on the Proposal.

     Under the By-Laws applicable to each Fund, a quorum to transact business at the joint Special Meeting of Shareholders requires the presence, in person or by proxy, of the holders of a majority of the then issued and outstanding shares of each Fund. In the event that a quorum is not present at the meeting, or if a quorum is present at the meeting but sufficient votes by the shareholders of a Fund in favor of Proposal 1 set forth in the Notice of this meeting are not received by the meeting date, the persons named as proxies in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the affected Fund present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies in the enclosed proxy will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the affected Fund(s) as described above.

Shareholder Proposals

     Shareholders wishing to submit proposals for consideration at a subsequent shareholders’ meeting should send their written proposals to: Secretary, Eaton Vance Group of Funds, Two International Place, Boston, MA 02110. Proposals must be received in advance of a proxy solicitation to be considered and the mere submission of a proposal does not guarantee inclusion in the proxy statement or consideration at the meeting. No Fund conducts annual shareholder meetings except for Eaton Vance Short Duration Diversified Income Fund. As indicated in the proxy materials for its 2009 Annual Meeting of Shareholders, to be considered for presentation at the Eaton Vance Short Duration Diversified Income Fund’s 2010 Annual Meeting of Shareholders, a shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 was required to be received at the Fund’s principal office c/o the Secretary of the Fund no later than the close of business September 4, 2009. Written notice of a shareholder proposal submitted outside of the processes of Rule 14a-8 must be delivered to the Fund’s principal office c/o the Secretary of the Fund no later than the close of business November 29, 2009 and no earlier than October 30, 2009. In order to be included in the Fund’s proxy statement and form of proxy, a shareholder proposal must comply with all applicable legal requirements. Timely submission of a proposal does not guarantee that such proposal will be included.

Householding

     One Proxy Statement may be delivered to multiple shareholders at the same address unless you request otherwise. You may request that we do not household proxy statements and/or obtain additional copies of the Proxy Statement by calling 1-800-262-1122 Monday through Friday 8:00 a.m. to 6:00 p.m. Eastern time or writing to Eaton Vance Management, Attn: Proxy Coordinator – Mutual Fund Operations, Two International Place, Boston, Massachusetts 02110.

September 3, 2009

Exhibit A

     As of July 24, 2009, the following record owner(s) of each class of the Fund held the share percentages indicated below, which were owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances.

Eaton Vance Diversified Income Fund
Class A shares	Charles Schwab & Co., Inc.	San Francisco, CA	2,349,513.52 (14.48%)
	J.J.B. Hilliard W.L. Lyons	Louisville, KY	1,095,031.35 (6.75%)
Class C shares	J.J.B. Hilliard W.L. Lyons	Louisville, KY	1,054,707.38 (6.85%)

Eaton Vance Emerging Markets Local Income Fund
Class A shares	Eaton Vance Management	Boston, MA	97,964.78 (36.54%)
	Patterson & Co. FBO Eaton	Charlotte, NC	36,958.21 (13.78%)
Vance Master Trust for
Retirement Plans

Eaton Vance Global Macro Absolute Return Fund
Class A shares	Charles Schwab & Co., Inc.	San Francisco, CA	2,578,866.23 (40.70%)
	Merrill Lynch, Pierce, Fenner	Jacksonville, FL	354,966.60 (5.62%)
& Smith, Inc.
Class I shares	Charles Schwab & Co., Inc.	San Francisco, CA	1,907,154.11 (39.52%)
	UBS Financial Services Inc.	Dallas, TX	500,513.04 (10.37%)
FBO Jura Limited

Eaton Vance International Income Fund
Class A shares	Charles Schwab & Co., Inc.	San Francisco, CA	51,170.51 (11.60%)

Eaton Vance Strategic Income Fund
Class A shares	Charles Schwab & Co., Inc.	San Francisco, CA	58,505,908.25 (36.15%)
Class B shares	Merrill Lynch, Pierce, Fenner	Jacksonville, FL	2,151,733.02 (9.93%)
& Smith, Inc.
Class C shares	Merrill Lynch, Pierce, Fenner	Jacksonville, FL	9,317,625.56 (12.58%)
& Smith, Inc.
	Citigroup Global Markets, Inc.	Owings Mills, MD	4,884,183.44 (6.60%)
Class I shares	Patterson & Co. FBO Eaton	Charlotte, NC	595,416.92 (31.35%)
Vance Master Trust for
Retirement Plans
	Patterson & Co. FBO Eaton	Charlotte, NC	116,892.25 (6.16%)
Vance Master Trust for
Retirement Plans

Eaton Vance Short Duration Diversified Income Fund
Common shares	Cede & Co.	New York, NY	18,864,336 (99.9%)

A-1

Exhibit B

Comparison of the existing fundamental restriction and the proposed revised policy regarding commodities investments for each Fund and the Portfolios

Fund/Portfolio	Existing Commodities Fundamental Restriction	ProposedPolicy for Commodities Investments

Eaton Vance Diversified Income Fund	May not: Buy or sell real estate (although it	May not: Buy or sell real estate (although it may
	may purchase and sell securities which are	purchase and sell securities which are secured by
	secured by real estate and securities of	real estate and securities of companies which invest
	companies which invest or deal in real estate),	or deal in real estate); the Fund may purchase and
	commodities or commodity contracts for the	sell commodities and commodities contracts of all
	purchase or sale of physical commodities.	types and kinds (including without limitation futures
contracts, options on futures contracts and other
commodities related-investments) to the extent
permitted by law.

Eaton Vance Emerging Markets Local	May not: Purchase or sell physical	The Fund may purchase and sell commodities and
Income Fund	commodities or futures contracts for the	commodities contracts of all types and kinds
Eaton Vance Global Macro Absolute	purchase or sale of physical commodities,	(including without limitation futures contracts,
Return Fund	provided that the Fund may enter into all types	options on futures contracts and other commodities
Eaton Vance International Income Fund	of futures and forward contracts on currency,	related investments) to the extent permitted by law.
Eaton Vance Strategic Income Fund	securities, economic and other indices and
Emerging Markets Local Income Portfolio	may purchase and sell options on such futures
Global Macro Portfolio	contracts.
International Income Portfolio

Eaton Vance Short Duration Diversified	May not: Purchase or sell physical	The Fund may purchase and sell commodities and
Income Fund	commodities or contracts for the purchase or	commodities contracts of all types and kinds
	sale of physical commodities. Physical	(including without limitation futures contracts,
	commodities do not include futures contracts	options on futures contracts and other commodities-
	with respect to securities, securities indices or	related investments) to the extent permitted by law.
other financial instruments.

B-1

EATON VANCE Managed Investments

PROXY

EATON VANCE DIVERSIFIED INCOME FUND
Special Meeting of Shareholders
To Be Held On September 25, 2009

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Special Meeting of Shareholders, Proxy Statement and Proxy Card are available on the Eaton Vance website, www.eatonvance.com, by selecting “Individual Investors” and then “Investor Resources”.

The undersigned holder of shares of beneficial interest of the above-referenced Fund (the “Fund”), hereby appoints THOMAS E. FAUST JR., PAYSON F. SWAFFIELD, BARBARA E. CAMPBELL, MAUREEN A. GEMMA AND DAN A. MAALOULY and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on Friday, September 25, 2009 at 4:00 P.M., Eastern Standard Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN IN THE
ACCOMPANYING ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR
INTERNET. NO POSTAGE REQUIRED IF MAILED IN THE U.S.

Dated:                                     , 2009

Signature(s)

Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

FOLD HERE Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT *** 3 EASY WAYS TO VOTE YOUR PROXIES ***

VOTE ON THE INTERNET
1)	Read the Proxy Statement and have this card at hand.
2)	Go to www.proxyonline.com.
3)	Enter control number shown on this proxy card and follow the on-screen instructions.
4)	Keep this card for your records.
VOTE BY PHONE
1)	Read the Proxy Statement and have this card at hand.
2)	Call 1-866-458-9850.
3)	Enter control number shown on this proxy card and follow the instructions.
4)	Keep this card for your records.
VOTE BY MAIL
1)	Read the Proxy Statement.
2)	Check the appropriate boxes on this proxy card.
3)	Sign and date this proxy card.
4)	Mail your completed proxy card in the enclosed envelope.

TAG ID: 12345678	SCANNER BAR CODE	CUSIP: 277923504, 277923603, 277923702

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [ X ]

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

	FOR	AGAINST	ABSTAIN

1. To approve an amendment to the current fundamental	☐	☐	☐
investment restriction regarding the purchase or sale of
physical commodities and commodities contracts to provide
that the Fund may invest in all types of commodities,
commodities contracts and commodities related investments
to the extent permitted by law.

MEETING ATTENDANCE:
Mark the box to the right if you plan to attend the Special Meeting.	☐
If you plan to attend the Special Meeting in person, please be prepared to present photo identification.

NOTE ADDRESS CHANGE: ___________________________________
_____________________
_____________________

PLEASE SIGN ON REVERSE SIDE.

TAG ID: 12345678	SCANNER BAR CODE	CUSIP: 277923504, 277923603, 277923702

EATON VANCE Managed Investments

PROXY

EATON VANCE EMERGING MARKETS LOCAL INCOME FUND
Special Meeting of Shareholders
To Be Held On September 25, 2009

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Special Meeting of Shareholders, Proxy Statement and Proxy Card are available on the Eaton Vance website, www.eatonvance.com, by selecting “Individual Investors” and then “Investor Resources”.

The undersigned holder of shares of beneficial interest of the above-referenced Fund (the “Fund”), hereby appoints THOMAS E. FAUST JR., MARK S. VENEZIA, BARBARA E. CAMPBELL, MAUREEN A. GEMMA AND DAN A. MAALOULY and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on Friday, September 25, 2009 at 4:00 P.M., Eastern Standard Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN IN THE
ACCOMPANYING ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR
INTERNET. NO POSTAGE REQUIRED IF MAILED IN THE U.S.

Dated:                                               , 2009

Signature(s)

Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

FOLD HERE Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT *** 3 EASY WAYS TO VOTE YOUR PROXIES ***

VOTE ON THE INTERNET
1)	Read the Proxy Statement and have this card at hand.
2)	Go to www.proxyonline.com.
3)	Enter control number shown on this proxy card and follow the on-screen instructions.
4)	Keep this card for your records.
VOTE BY PHONE
1)	Read the Proxy Statement and have this card at hand.
2)	Call 1-866-458-9850.
3)	Enter control number shown on this proxy card and follow the instructions.
4)	Keep this card for your records.
VOTE BY MAIL
1)	Read the Proxy Statement.
2)	Check the appropriate boxes on this proxy card.
3)	Sign and date this proxy card.
4)	Mail your completed proxy card in the enclosed envelope.

TAG ID: 12345678	SCANNER BAR CODE	CUSIP: 277923694

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [ X ]

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

	FOR	AGAINST	ABSTAIN

1. To approve an amendment to the current fundamental
investment restriction regarding the purchase or sale of	☐	☐	☐
physical commodities and commodities contracts to provide
that the Fund may invest in all types of commodities,
commodities contracts and commodities related investments
to the extent permitted by law.

MEETING ATTENDANCE:
Mark the box to the right if you plan to attend the Special Meeting.	☐
If you plan to attend the Special Meeting in person, please be prepared to present photo identification.

NOTE ADDRESS CHANGE: ___________________________________
______________________
______________________

                                                           PLEASE SIGN ON REVERSE SIDE.

TAG ID: 12345678	SCANNER BAR CODE	CUSIP: 277923694

EATON VANCE Managed Investments

PROXY

EATON VANCE GLOBAL MACRO ABSOLUTE RETURN FUND
Special Meeting of Shareholders
To Be Held On September 25, 2009

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Special Meeting of Shareholders, Proxy Statement and Proxy Card are available on the Eaton Vance website, www.eatonvance.com, by selecting “Individual Investors” and then “Investor Resources”.

The undersigned holder of shares of beneficial interest of the above-referenced Fund (the “Fund”), hereby appoints THOMAS E. FAUST JR., MARK S. VENEZIA, BARBARA E. CAMPBELL, MAUREEN A. GEMMA AND DAN A. MAALOULY and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on Friday, September 25, 2009 at 4:00 P.M., Eastern Standard Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN IN THE
ACCOMPANYING ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR
INTERNET. NO POSTAGE REQUIRED IF MAILED IN THE U.S.

Dated:                                            , 2009

Signature(s)

Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

FOLD HERE Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT *** 3 EASY WAYS TO VOTE YOUR PROXIES ***

VOTE ON THE INTERNET
1)	Read the Proxy Statement and have this card at hand.
2)	Go to www.proxyonline.com.
3)	Enter control number shown on this proxy card and follow the on-screen instructions.
4)	Keep this card for your records.
VOTE BY PHONE
1)	Read the Proxy Statement and have this card at hand.
2)	Call 1-866-458-9850.
3)	Enter control number shown on this proxy card and follow the instructions.
4)	Keep this card for your records.
VOTE BY MAIL
1)	Read the Proxy Statement.
2)	Check the appropriate boxes on this proxy card.
3)	Sign and date this proxy card.
4)	Mail your completed proxy card in the enclosed envelope.

TAG ID: 12345678	SCANNER BAR CODE	CUSIP: 277923736

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [ X ]

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

	FOR	AGAINST	ABSTAIN

1. To approve an amendment to the current fundamental
investment restriction regarding the purchase or sale of	☐	☐	☐
physical commodities and commodities contracts to provide
that the Fund may invest in all types of commodities,
commodities contracts and commodities related investments
to the extent permitted by law.

MEETING ATTENDANCE:
Mark the box to the right if you plan to attend the Special Meeting.	☐
If you plan to attend the Special Meeting in person, please be prepared to present photo identification.

NOTE ADDRESS CHANGE: _____________________________________
_______________________
_______________________

                                                          PLEASE SIGN ON REVERSE SIDE.

TAG ID: 12345678	SCANNER BAR CODE	CUSIP: 277923736

EATON VANCE Managed Investments

PROXY

EATON VANCE INTERNATIONAL INCOME FUND
Special Meeting of Shareholders
To Be Held On September 25, 2009

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Special Meeting of Shareholders, Proxy Statement and Proxy Card are available on the Eaton Vance website, www.eatonvance.com, by selecting “Individual Investors” and then “Investor Resources”.

The undersigned holder of shares of beneficial interest of the above-referenced Fund (the “Fund”), hereby appoints THOMAS E. FAUST JR., MARK S. VENEZIA, BARBARA E. CAMPBELL, MAUREEN A. GEMMA AND DAN A. MAALOULY and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on Friday, September 25, 2009 at 4:00 P.M., Eastern Standard Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN IN THE
ACCOMPANYING ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR
INTERNET. NO POSTAGE REQUIRED IF MAILED IN THE U.S.

Dated:                                 , 2009

Signature(s)

Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

FOLD HERE Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT *** 3 EASY WAYS TO VOTE YOUR PROXIES ***

VOTE ON THE INTERNET
1)	Read the Proxy Statement and have this card at hand.
2)	Go to www.proxyonline.com.
3)	Enter control number shown on this proxy card and follow the on-screen instructions.
4)	Keep this card for your records.
VOTE BY PHONE
1)	Read the Proxy Statement and have this card at hand.
2)	Call 1-866-458-9850.
3)	Enter control number shown on this proxy card and follow the instructions.
4)	Keep this card for your records.
VOTE BY MAIL
1)	Read the Proxy Statement.
2)	Check the appropriate boxes on this proxy card.
3)	Sign and date this proxy card.
4)	Mail your completed proxy card in the enclosed envelope.

TAG ID: 12345678	SCANNER BAR CODE	CUSIP:277923710

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF.  THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [ X ]

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

	FOR	AGAINST	ABSTAIN

1. To approve an amendment to the current fundamental
investment restriction regarding the purchase or sale of	☐	☐	☐
physical commodities and commodities contracts to provide
that the Fund may invest in all types of commodities,
commodities contracts and commodities related investments
to the extent permitted by law.

MEETING ATTENDANCE:
Mark the box to the right if you plan to attend the Special Meeting.	☐
If you plan to attend the Special Meeting in person, please be prepared to present photo identification.

NOTE ADDRESS CHANGE:

                                                                PLEASE SIGN ON REVERSE SIDE.

TAG ID: 12345678	SCANNER BAR CODE	CUSIP:277923710

EATON VANCE Managed Investments

PROXY

EATON VANCE STRATEGIC INCOME FUND
Special Meeting of Shareholders
To Be Held On September 25, 2009

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Special Meeting of Shareholders, Proxy Statement and Proxy Card are available on the Eaton Vance website, www.eatonvance.com, by selecting “Individual Investors” and then “Investor Resources”.

The undersigned holder of shares of beneficial interest of the above-referenced Fund (the “Fund”), hereby appoints THOMAS E. FAUST JR., MARK S. VENEZIA, BARBARA E. CAMPBELL, MAUREEN A. GEMMA AND DAN A. MAALOULY and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on Friday, September 25, 2009 at 4:00 P.M., Eastern Standard Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN IN THE
ACCOMPANYING ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR
INTERNET. NO POSTAGE REQUIRED IF MAILED IN THE U.S.

Dated:                                    , 2009

Signature(s)

Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

FOLD HERE Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT *** 3 EASY WAYS TO VOTE YOUR PROXIES ***

VOTE ON THE INTERNET
1)	Read the Proxy Statement and have this card at hand.
2)	Go to www.proxyonline.com.
3)	Enter control number shown on this proxy card and follow the on-screen instructions.
4)	Keep this card for your records.
VOTE BY PHONE
1)	Read the Proxy Statement and have this card at hand.
2)	Call 1-866-458-9850.
3)	Enter control number shown on this proxy card and follow the instructions.
4)	Keep this card for your records.
VOTE BY MAIL
1)	Read the Proxy Statement.
2)	Check the appropriate boxes on this proxy card.
3)	Sign and date this proxy card.
4)	Mail your completed proxy card in the enclosed envelope.

TAG ID: 12345678	SCANNER BAR CODE	CUSIP: 277911772, 277911863, 277911855, 277923579

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF.  THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [ X ]

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

	FOR	AGAINST	ABSTAIN

1. To approve an amendment to the current fundamental
investment restriction regarding the purchase or sale of	☐	☐	☐
physical commodities and commodities contracts to provide
that the Fund may invest in all types of commodities,
commodities contracts and commodities related investments
to the extent permitted by law.

MEETING ATTENDANCE:
Mark the box to the right if you plan to attend the Special Meeting.	☐
If you plan to attend the Special Meeting in person, please be prepared to present photo identification.

NOTE ADDRESS CHANGE: _____________________________________
________________________
________________________

                                                     PLEASE SIGN ON REVERSE SIDE.

TAG ID: 12345678	SCANNER BAR CODE	CUSIP: 277911772, 277911863, 277911855, 277923579